UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   September 10, 2007 (July 5, 2007)

HOME SYSTEM GROUP
(Exact name of registrant as specified in its charter)

Nevada	000-49770	43-1954776
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

No. 5A, Zuanshi Ge, Fuqiang Yi Tian Ming Yuan,
Fu Tian Qu, Shenzhen City
People’s Republic of China, 518000
(Address of principal executive offices)

086-755-83570142 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Home System Group, a Nevada corporation, on July 6, 2007, to provide, pursuant to Item 9.01 of Form 8-K, the financial statements and pro forma information of a business acquired.

Item 9.01 Financial Statement and Exhibits.

(a)   Financial Statements of Business Acquired.

The financial statements of Weihe Appliances Co., Ltd. required by Item 9.01 of Form 8-K are attached hereto as Annex A.

(b)   Pro Forma Financial Information.

The pro forma financial information required pursuant to Item 9.01 of Form 8-K and Article 11 of Regulation S-X are attached hereto as Annex B.

(d)   Exhibits.

Number	Description

10.1*

Share Exchange Agreement dated as of June 26, 2007, is entered into by and among Home System Group, Holy (HK) Limited, Oceanic Well Profit Inc, Weihe Appliances Co., Ltd., and the shareholders of Weihe Appliances Co., Ltd. (Incorporated by reference to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on June 26, 2007).

23.1	Consent of Morison Cogen, LLP, independent certified public accountants.

* Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME SYSTEM GROUP

Date: September 10, 2007	By:	/s/ Weiqiu Li
Weiqiu Li
Chief Executive Officer

EXHIBIT INDEX

Number	Description

10.1*

Share Exchange Agreement dated as of June 26, 2007, is entered into by and among Home System Group, Holy (HK) Limited, Oceanic Well Profit Inc, Weihe Appliances Co., Ltd., and the shareholders of Weihe Appliances Co., Ltd. (Incorporated by reference to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on June 26, 2007).

23.1	Consent of Morison Cogen, LLP, independent certified public accountants.

ANNEX A

 ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.

FINANCIAL STATEMENTS

JUNE 30, 2007
(UNAUDITED)

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.

C O N T E N T S

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
BALANCE SHEETS
JUNE 30, 2007 AND DECEMBER 31, 2006

		December 31,
	June 30, 2007	2006
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS
Cash	$2,007,705	$563,133
Restricted cash	1,643,594	1,047,701
Trade receivables	3,682,112	2,192,318
Inventories	3,047,905	3,796,889
Other receivables and prepayments	3,157,240	1,887,967
Prepaid land lease - current	26,826	26,153
Loans receivable	816,985	1,945,218
Amount due from a related company	7,968,335	5,914,126
	22,350,702	17,373,505

PROPERTY, PLANT AND EQUIPMENT, Net	3,902,755	4,026,880

PREPAID LAND LEASE - Non-current	1,171,318	1,155,000

TOTAL ASSETS	$27,424,775	$22,555,385

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Trade payables	$3,754,869	$3,307,533
Bank advances	4,473,288	3,168,373
Bank loans	749,550	2,012,740
Other payables and accruals	1,815,454	1,643,060
Tax payable	343,396	186,174
Amount due to a related company	136,694	-
Amount due to a director	103,941	101,332
Deposits	93,441	91,096

TOTAL LIABILITIES	11,470,633	10,510,308

STOCKHOLDERS’ EQUITY
Share capital	604,000	604,000
Statutory common revenue reserves	302,225	302,225
Accumulated other comprehensive income	867,407	508,364
Retained earnings	14,180,510	10,630,488

TOTAL STOCKHOLDERS’ EQUITY	15,954,142	$12,045,077

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$27,424,775	$22,555,385

See accompanying notes to financial statements.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

NET SALES	$15,754,949	$9,295,836	$30,009,267	$19,690,606

OPERATING EXPENSES
Cost of net sales	12,210,500	7,483,258	23,304,325	15,963,490
General and administrative expenses	876,743	489,223	1,331,960	887,804
	13,087,243	7,972,481	24,636,285	16,851,294

INCOME FROM OPERATIONS	2,667,706	1,323,355	5,372,982	2,839,312

OTHER INCOME (EXPENSE)
Finance costs	(17,833)	3,625	(83,555)	(6,654)
Others	2,563	12,772	2,990	13,255
	(15,270)	16,397	(80,565)	6,601

INCOME BEFORE INCOME TAXES	2,652,436	1,339,752	5,292,417	2,845,913

INCOME TAXES	(877,465)	(442,118)	(1,742,395)	(939,151)

NET INCOME	$1,774,971	$897,634	$3,550,022	$1,906,762

See accompanying notes to financial statements.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
COMPREHENSIVE INCOME
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

NET INCOME	$1,774,971	$-	$-	$3,550,022

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	230,159	194,231	359,043	247,467

COMPREHENSIVE INCOME	$2,005,130	$194,231	$359,043	$3,797,489

See accompanying notes to financial statements.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
STATEMENT OF STOCKHOLDERS’ EQUITY
SIX MONTHS ENDED JUNE 30, 2007

		Statutory	Accumulated
		Common	Other
	Share	Revenue	Comprehensive	Retained
	Capital	Reserves	Income	Earnings	Total

BALANCE AT DECEMBER 31, 2006	$604,000	$302,225	$508,364	$10,630,488	$12,045,077

Cumulative translation adjustment	-	-	359,043	-	359,043

Net income for the year ended June 30, 2007	-	-	-	3,550,022	3,550,022

BALANCE AT June 30, 2007 (UNAUDITED)	$604,000	$302,225	$867,407	$14,180,510	$15,954,142

See accompanying notes to financial statements.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
STATEMENT OF STOCKHOLDERS’ EQUITY
SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(UNAUDITED)

	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$3,550,022	$1,906,762
Adjustments to reconcile net income to net cash provided by
operating activities
Amortization of prepaid lease payments	13,230	12,711
Depreciation	287,021	284,186
(Increase) decrease in assets
Restricted cash	(561,180)	(214,994)
Trade receivables	(1,413,846)	(575,429)
Inventories	835,194	(1,316,540)
Other receivables and prepayments	(1,183,163)	2,503,032
Loan receivables	1,162,266	(134,066)
Amount due from a related company	(1,896,979)	(1,243,121)
Increase (decrease) in liabilities
Trade payables	357,267	135,494
Other payables and accruals	128,328	467,948
Tax payable	150,355	(49,285)
Amount due to a related company	134,834	-
Amount due to a director	-	28,490

Net cash provided by operating activities	1,563,349	1,805,188

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant & equipment	(62,341)	(67,709)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of bank loans	(1,297,100)	(508,932)
Bank advances, net	1,206,704	(1,310,524)

Net cash used in financing activities	(90,396)	(1,819,456)

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH	33,960	14,089

NET INCREASE (DECREASE) IN CASH	1,144,572	(67,888)

CASH - BEGINNING OF PERIOD	563,133	1,495,343

CASH - END OF PERIOD	$2,007,705	$1,427,455

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
Interest	$83,555	$6,654
Income taxes	$1,592,040	$988,436

See accompanying notes to financial statements.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
(UNAUDITED)

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited condensed financial statements have been prepared by Zhongshan Weihe Electrical Appliances Co., Ltd. ("Weihe" or the "Company"). These statements include all adjustments (consisting only of its normal recurring adjustments) which management believes necessary for a fair presentation of the statements and have been prepared on a consistent basis using the accounting policies described in the Summary of Accounting Policies included in the 2006 Annual Report. Certain financial information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although the Company firmly believes that the accompanying disclosures are adequate to make the information presented not misleading. The Notes to Financial Statements included in the 2006 Annual Report should be read in conjunction with the accompanying interim financial statements. The interim operating results for the three and six months ended June 30, 2007 may not be indicative of operating results expected for the full year.

Nature of business

Zhongshan Weihe Electrical Appliances Co., Ltd. was incorporated with limited liability on August 3, 1998 in the People’s Republic of China. It manufactures ceiling fans and residential lighting for the international consumer market through various distributors.

Reporting Currency

The Company’s functional currency is Renminibi ("RMB"); however, the reporting currency is United States dollar ("USD").

Revenue Recognition

In accordance with Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 104, Revenue Recognition, the Company recognizes revenue when persuasive evidence of a customer or distributor arrangement exists or acceptance occurs, receipt of goods by customer occurs, the price is fixed or determinable, and the sales revenues are considered collectible. Subject to these criteria, the Company generally recognizes revenue at the time product is shipped to the customer.

Accounts Receivable

In the normal course of business, the Company provides credit to its customers and evaluates the status of outstanding balances on a regular basis. As amounts become uncollectible, they are charged to an allowance for doubtful accounts or operations in the period when a determination of uncollectibility is made. The allowance for doubtful accounts is adjusted periodically based upon a review of the outstanding receivables.

As of June 30, 2007 and December 31, 2006, the Company considers its accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts was recorded. Bad debt expense for the six months ended June 30, 2007 and 2006 was $-0-.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates based on management’s knowledge and experience. Accordingly, actual results could differ from those estimates.

Foreign Currency Translation

Assets and liabilities of the Company have been translated using the exchange rate at the balance sheet date. The average exchange rate for the period has been used to translate revenues and expenses. Translation adjustments are reported separately and accumulated in a separate component of equity (cumulative translation adjustment).

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
(UNAUDITED)

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Comprehensive Income

The Company follows the Statement of Financial Accounting Standard ("SFAS") No. 130, Reporting Comprehensive Income. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

Shipping and Handling Fees and Costs

The Company follows Emerging Issues Task Force ("EITF") No. 00-10, Accounting for Shipping and Handling Fees and Costs. The Company does not charge its customers for shipping and handling. The Company classifies shipping and handling costs as part of the cost of goods sold. For the six months ended June 30, 2007 and 2006, shipping and handling costs were $ 432,733 and $ 364,324. For the three months ended June 30, 2007 and 2006, shipping and handling costs were $325,900 and $192,102.

Product Warranties

The Company does not offer warranties on its products.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. FIN 48 prescribes detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. Tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. FIN 48 is be effective for fiscal years beginning after December 15, 2006 and the provisions of FIN 48 will be applied to all tax positions under Statement No. 109 upon initial adoption. The cumulative effect of applying the provisions of this interpretation will be reported as an adjustment to the opening balance of retained earnings for that fiscal year. The Company adopted FIN 48 effective January 1, 2007. The adoption of FIN 48 did not have a material impact on their financial statements.

NOTE 2 – DUE FROM A RELATED PARTY

	June 30,	December 31,
	2006	2005

Trade	$ 4,855,293	$ 2,864,353
Non-trade	3,113,043	3,049,773

	$ 7,968,336	$ 5,914,126

The related company is controlled by a director of the Company and is a major customer and supplier of the Company. Sales transactions with this related company amount to approximately 74% and 78% for six months ended June 30, 2007 and 2006. Purchase transactions with this related company amount to approximately 16% and 8% for six months ended June 30, 2007 and 2006.

The amounts dues are unsecured with no stated interest or repayment terms.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
(UNAUDITED)

NOTE 3 – INCOME TAXES

The Company utilizes the asset and liability method of accounting for income taxes in accordance with SFAS No. 109. The Company’s effective tax rate of 33% is equivalent to the People’s Republic China statutory tax rate. No provision for deferred taxes has been made as there were no material temporary differences at June 30, 2007 and 2006.

NOTE 4 – DUE TO A RELATED COMPANY

Amount represents money advanced from a related company, which is unsecured with no stated interest or repayment terms.

NOTE 5 – SUBSEQUENT EVENT

The Company was acquired on July 5, 2007 by Oceanic Well Profit Inc., a wholly-owned subsidiary of Holy (HK) Limited ("Holy"). Holy is a wholly-owned subsidiary of Home System Group ("HSG"), a United States public company.

The acquisition was a stock and cash transaction valued at approximately $45,000,000. Under the terms of the Share Exchange Agreement (the "Agreement"), the consideration consists of 4,500,000 newly issued shares of HSG’s common stock, which were divided proportionally among the Company’s stockholders in accordance with their respective ownership interests in the Company immediately before the closing of the transaction. The cash consideration consists of $27,000,000 in cash, again divided proportionally among the Company’s stockholders in accordance with their respective ownership interests in the Company immediately before the closing of the transaction and payable as follows: $10,800,000 due on the first anniversary of the closing of the transaction, and $16,200,000 due on the second anniversary of closing of the transaction. The obligation to pay the cash consideration is evidenced by interest-free promissory notes between HSG and each of the Company stockholders.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.

FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.

C O N T E N T S

PAGE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

BALANCE SHEETS	2

STATEMENTS OF OPERATIONS	3

STATEMENTS OF COMPREHENSIVE INCOME	4

STATEMENT OF STOCKHOLDERS’ EQUITY	5

STATEMENTS OF CASH FLOWS	6

NOTES TO FINANCIAL STATEMENTS	7 - 14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
Zhongshan Weihe Electrical Appliances Co., Ltd.
Zhongshan, Guangdong

We have audited the accompanying balance sheets of Zhongshan Weihe Electrical Appliances Co., Ltd. as of December 31, 2006 and 2005, and the related statements of operations, comprehensive income, stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zhongshan Weihe Electrical Appliances Co., Ltd. as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

/s/ MORISON COGEN LLP

Bala Cynwyd, Pennsylvania
August 30, 2007

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
BALANCE SHEETS
DECEMBER 31, 2006 AND 2005

	2006	2005

ASSETS

CURRENT ASSETS
Cash	$563,133	$1,495,343
Restricted cash	1,047,701	1,250,992
Trade receivables	2,192,318	2,019,590
Inventories	3,796,889	3,918,109
Other receivables and prepayments	1,887,967	4,831,873
Prepaid land lease - current	26,153	25,296
Loans receivable	1,945,218	2,407,774
Amount due from a related company	5,914,126	947,863
	17,373,505	16,896,840

PROPERTY, PLANT AND EQUIPMENT, Net	4,026,880	4,284,163

PREPAID LAND LEASE - Non-current	1,155,000	1,142,457

TOTAL ASSETS	$22,555,385	$22,323,460

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Trade payables	$3,307,533	$4,285,242
Bank advances	3,168,373	4,838,883
Bank loans	2,012,740	2,775,600
Other payables and accruals	1,643,060	2,520,228
Tax payable	186,174	119,244
Amount due to a director	101,332	99,040
Deposits	91,096	88,113
TOTAL LIABILITIES	10,510,308	14,726,350

STOCKHOLDERS’ EQUITY

Share capital	604,000	604,000
Statutory common revenue reserves	302,225	302,225
Statutory public welfare fund	-	226,968
Accumulated other comprehensive income	508,364	165,072
Retained earnings	10,630,488	6,298,845

TOTAL STOCKHOLDERS’ EQUITY	12,045,077	7,597,110

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$22,555,385	$22,323,460

The accompanying notes are an integral part of these financial statements.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005

NET SALES	$39,171,522	$26,731,607

OPERATING EXPENSES
Cost of net sales	31,021,790	21,845,047
General and administrative expenses	2,009,843	1,413,837
	33,031,633	23,258,884

INCOME FROM OPERATIONS	6,139,889	3,472,723

OTHER INCOME (EXPENSE)
Finance costs	(35,705)	(67,137)
Other	14,966	2,542
	(20,739)	(64,595)

INCOME BEFORE INCOME TAXES	6,119,150	3,408,128

INCOME TAXES	2,014,475	1,120,136

NET INCOME	$4,104,675	$2,287,992

The accompanying notes are an integral part of these financial statements.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
STATEMENTS OF COMPREHENSIVE INCOME
YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005

NET INCOME	$4,104,675	$2,287,992

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	343,292	160,963

COMPREHENSIVE INCOME	$4,447,967	$2,448,955

The accompanying notes are an integral part of these financial statements.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
STATEMENT OF STOCKHOLDERS’ EQUITY
YEARS ENDED DECEMBER 31, 2006 AND 2005

		Statutory	Statutory	Accumulated
	Registered	Common	Public	Other
	Share	Revenue	Welfare	Comprehensive	Retained
	Capital	Reserves	Fund	Income	Earnings	Total

BALANCE AT JANUARY 1, 2005	$604,000	$302,225	$226,968	$3,810	$4,010,853	$5,148,156

Cumulative translation adjustment	-	-	-	160,962	-	160,962

Net income for the year ended December 31, 2005	-	-	-	-	2,287,992	2,287,992

BALANCE AT DECEMBER 31, 2005	604,000	302,225	226,968	164,772	6,298,845	7,597,110

Transfer of reserves	-	-	(226,968)	-	226,968	-

Cumulative translation adjustment	-	-	-	343,292	-	343,292

Net income for the year ended December 31, 2006	-	-	-	-	4,104,675	4,104,675

BALANCE AT DECEMBER 31, 2006	$604,000	$302,225	$-	$508,064	$10,630,488	$12,045,077

The accompanying notes are an integral part of these financial statements.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$4,104,675	$2,287,992
Adjustments to reconcile net income to net cash provided by operating activities
Amortization of prepaid lease payments	25,616	24,933
Depreciation	554,232	533,163
(Increase) decrease in assets
Restricted cash	240,624	399,685
Trade receivables	248,721	(1,175,316)
Inventories	(102,182)	(695,752)
Other receivables and prepayments	71,154	271,492
Loan receivables	532,947	10,939
Amount due from a related company	(1,860,274)	(934,257)
Increase (decrease) in liabilities
Trade payables	(1,099,819)	1,852,068
Deposits	-	86,847
Other payables and accruals	(942,784)	(1,337,073)
Due to a related company	-	(27,942)
Due to a director	(1,040)	132,471
Tax payable	61,601	15,750

Net cash provided by operating activities	1,833,471	1,445,000

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property plant and equipment	(160,096)	(85,252)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from bank loans	1,971,449	3,373,272
Repayment of bank loans	(2,674,641)	(4,998,798)
Bank advances, net	(1,796,775)	85,654

Net cash used in financing activities	(2,636,069)	(757,552)

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH	30,485	30,166

NET INCREASE (DECREASE) IN CASH	(932,210)	632,362

CASH - BEGINNING OF YEAR	1,495,343	862,981

CASH - END OF YEAR	$563,133	$1,495,343

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$35,705	$67,137

Income taxes	$1,952,875	$1,104,387

The accompanying notes are an integral part of these financial statements.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Zhongshan Weihe Electrical Appliances Co., Ltd. ("Weihe" or the "Company") was incorporated with limited liability on August 3, 1998 in the People’s Republic of China ("PRC"). The Company manufactures ceiling fans and residential lighting for the international consumer market through various distributors.

Reporting Currency

The Company’s functional currency is Renminbi ("RMB"); however, the reporting currency is in the United States dollar ("USD").

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates based on management’s knowledge and experience. Accordingly, actual results could differ from those estimates.

Restricted Cash

Restricted cash consists of certificate of deposits held by bank as collateral for letters of credit.

Comprehensive Income

The Company follows the Statement of Financial Accounting Standard ("SFAS") No. 130, Reporting Comprehensive Income. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. The Company’s financial currency is RMB and its financial statements are presented in US dollars using year end exchange rates for balance sheet items and average exchange rate in effect during the year for sales and expense items. Translation adjustments are included as a component of accumulated other comprehensive income in stockholders’ equity.

Concentration of Credit Risk

Certain financial instruments potentially subject the Company to concentrations of credit risk. These financial instruments consist primarily of cash and accounts receivable. The Company places its temporary cash investments with high credit quality financial institutions to limit its credit exposure. There is a concentration of credit risk with respect to accounts receivable since the majority of the balance is with one customer (Note 4).

Accounts Receivable

In the normal course of business, the Company provides credit to its customers and evaluates the status of outstanding balances on a regular basis. As amounts become uncollectible, they are charged to an allowance for doubtful accounts or operations in the period when a determination of uncollectibility is made. The allowance for doubtful accounts is adjusted periodically based upon a review of the outstanding receivables.

As of December 31, 2006 and 2005, the Company considers its accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts was recorded. Bad debt expense for the years ended December 31, 2006 and 2005 was $-0-.

Inventories

Inventories are valued at the lower of cost or market using the weighted average method.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property, Plant and Equipment

Property, plant and equipment are recorded at cost less accumulated depreciation. The costs less residual value are depreciated using the straight-line method based on the following estimated useful lives:

Buildings	20 years
Plant and equipment	5 to 10 years
Office furniture and equipment	5 to 10 years
Motor vehicles	5 to 8 years

Prepaid Lease Payments

Cost of acquiring rights to use certain land for the Company’s operations over a certain period is recorded as prepaid lease payments. Prepaid lease payments are stated at cost and amortized over the period of the lease on the straight-line basis.

Revenue Recognition

In accordance with Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 104, Revenue Recognition, the Company recognizes revenue when persuasive evidence of a customer or distributor arrangement exists or acceptance occurs, receipt of goods by customer occurs, the price is fixed or determinable, and the sales revenues are considered collectible. Subject to these criteria, the Company generally recognizes revenue at the time product is shipped to the customer.

Income Taxes

The Company accounts for income taxes under SFAS No. 109, Accounting for Income Taxes, which requires an asset and liability approach to financial accounting and reporting for income taxes. Under the liability method, deferred income tax assets and liabilities are computed annually for temporary differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Advertising Costs

Advertising costs are expensed as incurred.

Shipping and Handling Fees and Costs

The Company follows Emerging Issues Task Force ("EITF") No. 00-10, Accounting for Shipping and Handling Fees and Costs. The Company does not charge its customers for shipping and handling. The Company classifies shipping and handling costs as part of operating expense. For the periods ended December 31, 2006 and 2005, shipping and handling costs were $853,840 and $447,326.

Recoverability of Long-Lived Assets

The Company follows SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company is not aware of any events or circumstances which indicate the existence of an impairment which would be material to the company’s annual financial statements.

Product Warranties

The Company does not offer warranties on its products.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign Currency Transactions and Translation

The Company maintains its accounts in its functional currency in RMB. Gains and losses from foreign currency transactions such as those resulting from settlement of foreign receivables or payables are included in the statements of operations.

Assets and liabilities of the Company have been translated using the exchange rate at the balance sheet date. The average exchange rate for the period has been used to translate revenue and expense. Translation adjustments are reported separately and accumulated in a separate component of equity (cumulative translation adjustment).

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. FIN 48 prescribes detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. Tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. FIN 48 will be effective for fiscal years beginning after December 15, 2006 and the provisions of FIN 48 will be applied to all tax positions under Statement No. 109 upon initial adoption. The cumulative effect of applying the provisions of this interpretation will be reported as an adjustment to the opening balance of retained earnings for that fiscal year. The Company does not believe that the adoption of FIN 48 will have a material impact on their financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108 ("SAB No. 108"). SAB No. 108 addresses the process and diversity in practice of quantifying financial statement misstatements resulting in the potential build up of improper amounts on the balance sheet. The Company is required to adopt the provisions of SAB No. 108 in fiscal 2006. The adoption of SAB No. 108 did not have a material impact on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS No. 157"). SFAS No. 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements. The changes to current practice resulting from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Statement is effective for fiscal years beginning after November 15, 2007 and will become effective beginning with the first quarter of 2008. The Company has not yet determined the impact the adoption of SFAS No. 157 on their financial statements and footnote disclosures.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. This Statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will become effective for the Company beginning with the first quarter of 2008. The Company has not yet determined the impact of the adoption of SFAS No. 159 on its financial statements and footnote disclosures.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 2 – INVENTORIES

Inventories consist of the following:

	2006	2005

Raw materials	$3,535,948	$	$ 1,941,051
Work in process	42,445		52,975
Finished goods	218,496		1,924,083

	$3,796,889	$	$ 3,918,109

NOTE 3 – OTHER RECEIVABLES AND PREPAYMENTS

	2006	2005

Amount due from a non-related company	$-	$2,935,493
VAT receivable (net of payable)	820,834	687,362
Trade deposits	814,684	990,105
Other	252,449	218,913

	$1,887,967	$4,831,873

NOTE 4 – LOANS RECEIVABLE

Amounts represent loans to non-related companies with no stated interest rates or repayment terms.

NOTE 5 – DUE FROM A RELATED PARTY

Amount represents trade receivables ($2,879,205 and $947,863 at December 31, 2006 and 2005) and non-trade receivables ($3,034,921 and $-0- at December 31, 2006 and 2005) from a company that is controlled by two stockholders of Weihe. One of the stockholders is the Executive Director of the Company. There are no stated interest or repayment terms.

During the years ended December 31, 2006 and 2005, the Company had the following transactions with a related company in the normal course of business.

	2006	2005

Sales to the related company	$38,242,950	$23,383,668

Percentage of total net sales	97.6%	87.5%

Purchases from the related company	$4,473,193	$1,537,789

Percentage of total purchases	16.3%	11.4%

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 5 – DUE FROM A RELATED PARTY (Continued)

As of December 31, 2006, the related party’s outstanding accounts receivable balance was $2,864,353 or approximately 57% of total outstanding accounts receivable. The sales concentration with this related party makes the Company vulnerable to any changes in the business environment in which the related party operates. The Company may be adversely affected should orders decrease or the relationship terminate.

NOTE 6 – PROPERTY, PLANT AND EQUIPMENT

	2006	2005

Buildings	$2,886,042	$2,791,491
Plant and machinery	4,304,756	4,022,444
Office furniture and equipment	46,788	45,255
Motor vehicles	150,037	128,311
	7,387,623	6,987,501
Less: Accumulated depreciation	3,360,743	2,703,338

	$4,026,880	$4,284,163

Depreciation for the years ended December 31, 2006 and 2005 was $554,232 and $533,163.

NOTE 7 – PREPAID LEASE

The prepaid land lease represents land use rights granted for the usage of certain land located in PRC for a term of 50 years for industrial and office use. Prepaid lease costs are amortized over the term of the lease. Amortization expense for the years ended December 31, 2006 and 2005 was $25,616 and $24,933.

NOTE 8 – BANK ADVANCES

Amount represents advances by a bank for raw material and other purchases, with maturity terms ranging from 60 days to 180 days and interest rate of London Interbank Offer Rate ("LIBOR") plus 0.7% (2.8% at December 31, 2006).

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 9 – BANK LOANS

Bank loans consist of the following:

	2006	2005

Bank revolving line of credit secured by personal guarantee of Company’s director and prepaid lease payments of a related company, with interest rate of 5.58% per annum, maturing during November 2008.	$1,282,000	$1,860,000

Bank loan, unsecured, with principal and accrued interest ranging between 5.58% to 6.732% per annum, due in a lump sum payment on January 5, 2008.	730,740	7,821,200

Bank loan collateralized by accounts receivable with no recourse, interest rate of LIBOR plus 1% (5.58% as of December 31, 2005).	-	134,400

	$2,012,740	$2,775,600

NOTE 10 – OTHER PAYABLES AND ACCRUALS

	2006	2005

Staff welfare payable	$1,291,925	$1,026,676
Other	351,135	1,493,552

	$1,643,060	$2,520,228

The Company has established its own employee welfare plan in accordance with Chinese law and regulations. The Company accrues annual contributions of 14% of all employees’ salaries to employee welfare plan. The total expenses for the above plan were approximately $29,000 and $18,000 for the years ended December 31, 2006 and 2005.

NOTE 11 – DUE TO DIRECTOR

Amount represents payable to a director for advances made to the Company with no stated interest or repayment terms.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 12 – INCOME TAXES

As discussed in Note 1, the Company utilizes the asset and liability method of accounting for income taxes in accordance with SFAS No. 109. The effective tax rate of the Company for both 2006 and 2005 was approximated the statutory rate of 33%.

No provision for deferred taxes has been made as there were no material temporary differences at December 31, 2006 and 2005.

NOTE 13 – STOCKHOLDERS’ EQUITY

Pursuant to the new Corporate Law effective on January 1, 2006, only the common revenue reserve fund is required. 10% of annual net income is to be appropriated to this Fund up to a maximum of 50% of the Company’s registered capital.

Prior to January 1, 2006, the Company was required each year to transfer 5% of the profit after tax as reported under the PRC statutory financial statements to the statutory public welfare funds. This reserve was restricted to capital expenditure for employees’ collective welfare facilities that are owned by the Company.

Pursuant to a circular issued by the PRC’s Ministry of Finance on post implementation issues after the new Corporate Law came into effect on January 1, 2006, companies are required to transfer the balance of common welfare fund as of December 31, 2005 to common reserve fund. However, since the Company’s common revenue reserve fund is at the maximum of 50% of the Company’s registered capital, the Company transferred the $226,968 balance of the common welfare fund to retained earnings as of January 1, 2006.

The Company does not need to appropriate any income to the common revenue reserve fund for the years ended December 31, 2006 and 2005 as the fund has reached 50% of the Company’s registered capital as of January 1, 2005.

NOTE 14 – LEASE COMMITMENT

The Company leases employee living space under an operating lease expiring on November 1, 2008. Future annual minimum lease payments required under the above operating lease are as follows:

Years Ending
December 31,	Amount

2007	$33,500
2008	27,900

$61,400

The rental expenses for years ended December 31, 2006 and 2005 were $32,783 and $31,903.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 15 – SUBSEQUENT EVENT

The Company was acquired on July 5, 2007 by Oceanic Well Profit Inc., a wholly-owned subsidiary of Holy (HK) Limited ("Holy"). Holy is a wholly-owned subsidiary of Home System Group ("HSG"), a United States public company.

The acquisition was a stock and cash transaction valued at approximately $45,000,000. Under the terms of the Share Exchange Agreement (the "Agreement"), the consideration consists of 4,500,000 newly issued shares of HSG’s common stock, which were divided proportionally among the Company’s stockholders in accordance with their respective ownership interests in the Company immediately before the closing of the transaction. The cash consideration consists of $27,000,000 in cash, again divided proportionally among the Company’s stockholders in accordance with their respective ownership interests in the Company immediately before the closing of the transaction and payable as follows: $10,800,000 due on the first anniversary of the closing of the transaction, and $16,200,000 due on the second anniversary of closing of the transaction. The obligation to pay the cash consideration is evidenced by interest-free promissory notes between HSG and each of the Company stockholders.

ANNEX B

HOME SYSTEM GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

HOME SYSTEM GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The following unaudited pro forma financial statements for Home System Group Inc. ("HSYT" or "the Company") have been prepared to illustrate the acquisition of Holy (H.K.) Limited and Subsidiary ("Holy") in a merger transaction and the acquisition of Zhongshan Juxian Gas Oven Company Limited ("Juxian Gas") and Zhongshan Weihe Electrical Appliances Co., Limited ("Weihe").

The acquisition of Holy (H.K.) Limited and Subsidiary

Under accounting principles generally accepted in the United States, the share exchange is considered to be a capital transaction in substance, rather than a business combination in the acquisition of Holy. That is, the share exchange is equivalent to the issuance of stock by Holy for the net monetary assets of HSYT, accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the share exchange will be identical to that resulting from a reverse acquisition Under reverse takeover accounting, the post reverse acquisition comparative historical financial statements of the legal acquirer, HSYT, are those of Holy, which are considered to be the accounting acquirer.

Under the terms of the merger agreement, as of January 31, 2007, the effective date of the merger, all shareholders of Holy (H.K.) Limited received a total amount of $3 million and 42,500,000 shares of voting common stock of HSYT in exchange for all shares of Holy common stock held by all shareholders.

The acquisition of Zhongshan Juxian Gas Oven Company Limited and Zhongshan Weihe Electrical Appliances Co., Limited.

The following pro forma consolidated condensed statements of operations for the six months ended June 30, 2007 and for the year ended December 31, 2006 reflects the financial results of Juxian Gas and Weihe as if the acquisition had occurred retroactively.

On July 2, 2007, the Company completed its acquisition of 100% of Juxian Gas in a stock and cash transaction valued at approximately $14,000,000. Under the terms of the Share Exchange Agreement (the "Agreement"), the consideration consists of 1,000,000 newly issued shares of the Company’s common stock, which were divided proportionally among the Juxian Gas stockholders in accordance with their respective ownership interests in Juxian Gas immediately before the closing of the transaction. The cash consideration consists of $10,000,000 in cash, again divided proportionally among the Juxian Gas stockholders in accordance with their respective ownership interests in Juxian Gas immediately before the closing of the transaction and payable as follows: $5,000,000 due on the first anniversary of the closing of the transaction, and $5,000,000 due on the second anniversary of closing of the transaction. The obligation to pay the cash consideration is evidenced by interest-free promissory notes between the Company and each of the Juxian Gas stockholders.

On July 5, 2007, the Company completed its acquisition of 100% of Weihe in a stock and cash transaction valued at approximately $45,000,000. Under the terms of the Share Exchange Agreement (the "Agreement"), the consideration consists of 4,500,000 newly issued shares of the Company’s common stock, which were divided proportionally among the Weihe stockholders in accordance with their respective ownership interests in Weihe immediately before the closing of the transaction. The cash consideration consists of $27,000,000 in cash, again divided proportionally among the Weihe stockholders in accordance with their respective ownership interests in Juxian Gas immediately before the closing of the transaction and payable as follows: $10,800,000 due on the first anniversary of the closing of the transaction, and $16,200,000 due on the second anniversary of closing of the transaction.

The obligation to pay the cash consideration is evidenced by interest-free promissory notes between the Company and each of the Weihe stockholders.

The unaudited pro forma financial information

The unaudited pro forma financial information combines the historical financial information of the Company, Holy, Juxian Gas and Weihe as of June 30, 2007 and for the six months ended June 30, 2007 and for the year ended December 31, 2006. The unaudited pro forma balance sheet assumes the acquisitions were completed on June 30, 2007. The unaudited pro forma statements of operations give effect to the merger and acquisitions as if the merger and acquisitions had been completed on January 1, 2006.

These unaudited pro forma financial statements are for information purposes only. They do not purport to indicate the results that would have actually been obtained had the merger and acquisitions been completed on the assumed dates or for the periods presented, or which may be realized in the future. The accounting adjustments reflected in these unaudited pro forma consolidated financial statements included herein are preliminary and are subject to change. The accompanying notes are an integral part of these pro forma consolidated financial statements.

HOME SYSTEM GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007

				Zhongshan
			Zhongshan	Weihe
	Home		Juxian Gas	Electrical
	System	Holy (HK)	Oven Co.,	Appliances	Pro Forma	Pro Forma
	Group	Limited	Ltd.	Co., Ltd.	Adjustment	Total

NET SALES	$11,617,397	$13,750,432	$9,802,899	$30,009,267	$-	$65,179,995

OPERATING EXPENSES

Cost of net sales	9,649,994	12,278,051	8,263,466	23,304,325	-	53,495,836
General and
administrative expenses	257,568	1,132,864	233,935	1,331,960	-	2,956,327

	9,907,562	13,410,915	8,497,401	24,636,285	-	56,452,163

INCOME FROM
OPERATIONS	1,709,835	339,517	1,305,498	5,372,982	-	8,727,832

OTHER INCOME
(EXPENSE)

Finance costs	-	(577)	-	(83,555)	-	(84,132)

Interest income	6,439	1,573	69,477	2,990	-	80,479

	6,439	996	69,477	(80,565)	-	(3,653)
INCOME BEFORE
INCOME TAXES	1,716,274	340,513	1,374,975	5,292,417	-	8,724,179

INCOME TAXES -
CURRENT	-	(72,483)	(446,165)	(1,742,395)	-	(2,261,043)

NET INCOME	$1,716,274	$268,030	$928,810	$3,550,022	$-	$6,463,136

BASIC AND DILUTED
EARNINGS PER SHARE						$0.095

BASIC AND DILUTED
WEIGHTED AVERAGE
PER SHARE						67,888,280

HOME SYSTEM GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS AT JUNE 30, 2007

	Home		Zhongshan		Pro Forma
	System Group		Weihe		Adjustment
	and	Zhongshan	Electrical
	Holy (HK)	Juxian Gas	Appliances				Pro Forma
	Limited	Oven Co., Ltd.	Co., Ltd.				Total
ASSETS

CURRENT ASSETS
Cash	$1,851,061	$319,849	$2,007,705		$-	$	$ 4,178,615
Restricted cash	-	-	1,643,594		-		1,643,594
Accounts receivable	1,964,779	2,993,457	3,682,112		-		8,640,348
Prepaid expense and
other receivable	1,153,440	51,020	3,157,240		-		4,361,700
Inventory	629,566	728,539	3,047,905		-		4,406,010
Trade deposits	824,226	306,040	-		-		1,130,266
Acquisition deposits	6,575,000			(2)	(6,575,000)		-
Due from stockholder	-	13,019	-		-		13,019
Prepaid land lease-current	-	-	26,826		-		26,826
Loans receivable	-	-	816,985		-		816,985
Due from related party	1,676,735	6,575	7,968,335		-		9,651,645
Goodwill	-	-	-	(1)	40,825,979		40,825,979
	14,674,807	4,418,499	22,350,702		34,250,979		75,694,987

PROPERTY AND
EQUIPMENT - Net	5,421,843	463,524	3,902,755		-		9,788,122

PREPAID LAND
LEASE-Non-current	-	-	1,171,318		-		1,171,318

TOTAL ASSETS	$20,096,650	$4,882,023	$27,424,775		$34,250,979		$86,654,427

LIABILITIES AND
STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and
accrued expenses	$4,694,924	$1,785,732	$3,754,869		$-		$10,235,525
Bank advances	-	-	4,473,288		-		4,473,288
Bank loans	-	-	749,550		-		749,550
Other payables and
accruals	637,836	-	1,815,454		-		2,453,290
Taxes payable	579,076	218,912	343,396		-		1,141,384
Due to directors	1,280	-	-		-		1,280
Due to related party	4,000	-	136,694		-		140,694
Due to stockholder	155,980	-	-		-		155,980
Due to a director	-	-	103,941		-		103,941
Deposits	-	-	93,441		-		93,441
Dividend payable	-	657,500	-		-		657,500
				(1) &
Acquisition payable	-	-	-	(2)	30,425,000		30,425,000

TOTAL LIABILITIES	6,073,096	2,662,144	11,470,633		30,425,000		50,630,873

STOCKHOLDERS’ EQUITY

COMMON STOCK - $0.001
par value; 200,000,000
shares authorized,
67,947,949 shares and
42,500,000 shares issued
and outstanding	62,448	60,500	604,000	(1)	(659,000)		67,948

PAID-IN CAPITAL	6,667,979	-	-		21,994,500	28,662,479
NOTE RECEIVABLE FOR
STOCK ISSUANCE	(900,000)	-	-		-	(900,000)
COMMON STOCK
SUBSCRIBED	40,000,000	-	-		-	40,000,000
SUBSCRIPTION
RECEIVABLE	(33,425,000)	-	-		-	(33,425,000)
RETAINED EARNINGS	1,410,293	2,000,446	14,482,735	(1)	(16,483,181)	1,410,293
CUMULATIVE
TRANSLATION
ADJUSTMENT	207,834	158,933	867,407		(1,026,340)	207,834

TOTAL STOCKHOLDERS’
EQUITY	14,023,554	2,219,879	15,954,142		3,825,979	36,023,554

TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$20,096,650	$4,882,023	$27,424,775		$34,250,979	$86,654,427

The following adjustments to the unaudited pro financial statements are based on the assumption that the acquisition was consummated as at June 30, 2007:

(1) To record the acquisition of Juxian Gas and Weihe as follows:

(a)    Issuance of 1,000,000 shares of the Company’s Common Stock and an acquisition payable of $10,000,000 for 100% of Juxian Gas; (b) Issuance of 4,500,000 shares of the  Company’s Common Stock and an acquisition payable of $27,000,000 for 100% of Weihe;

and

(2) To apply the $6,575,000 Weihe acquisition deposit against the acquisition payable.

HOME SYSTEM GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

	Home System Group	Holy (HK) Limited	Zhongshan Juxian Gas Oven Co., Ltd.	Zhongshan Weihe Electrical Appliances Co., Ltd.	Pro Forma Adjustment	Pro Forma Total

NET SALES	$26,391,044	$3,938,562	$18,286,648	$39,171,522	$-	$87,787,776

OPERATING EXPENSES

Cost of net sales	23,736,261	3,507,759	15,480,842	31,021,790	-	73,746,652
General and
administrative expenses	992,379	253,458	476,169	2,009,843	-	3,731,849

	24,728,640	3,761,217	15,957,011	33,031,633	-	77,478,501

INCOME FROM
OPERATIONS	1,662,404	177,345	2,329,637	6,139,889	-	10,309,275

OTHER INCOME
(EXPENSE)

Finance costs	(313,784)	-	(597)	(35,705)	-	(350,086)

Interest income	5,183	244	32,293	14,966	-	52,686

	(308,601)	244	31,696	(20,739)	-	(297,400)
INCOME BEFORE
INCOME TAXES	1,353,803	177,589	2,361,333	6,119,150	-	10,011,875

INCOME TAXES -
CURRENT	-	(59,340)	(771,792)	(2,014,475)	-	(2,845,607)

NET INCOME	$1,353,803	118,249	$1,589,541	$4,104,675	-	$7,166,268

BASIC AND DILUTED
EARNINGS PER SHARE						$0.112

BASIC AND DILUTED
WEIGHTED AVERAGE
PER SHARE						63,989,730